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                                                                    EXHIBIT 4.22

                     [TO BE RE-TYPED ON ISSUER LETTERHEAD]

                                                   [DATE]


Attention: General Counsel's Office
The Depository Trust Company
55 Water Street, 49th Floor
New York, NY 10041-0099

RE:  [ISSUER'S NAME]
     [DESCRIPTION AND CUSIP NUMBER OF SECURITIES TO BE EXCHANGED]
     Exchange of Securities Issued Pursuant to Rule 144A


Ladies and Gentlemen:

     Reference is made to the Letter of Representations addressed to DTC dated [DATE] ("Letter of Representations") from [ISSUER NAME] ("Issuer") and [AGENT NAME] ("Agent") in connection with the above-referenced issue (the "Old Securities"). If such Letter of Representations is not the current version reflecting DTC's current Operational Arrangements, it is understood that the Letter of Representations is subject to DTC's current procedures as stated in DTC's current Operational Arrangements which may be viewed on DTC's web-site "www.dtc.org."

     Issuer and Agent hereby notify you that [ISSUER SHALL ELECT ONE OF THE FOLLOWING AND CROSS OUT THE OTHER]:

     1. On [EFFECTIVE DATE OF REGISTRATION STATEMENT], a Registration Statement under the Securities Act of 1933 with respect to [DESCRIPTION AND CUSIP NUMBER OF NEW SECURITIES] (the "New Securities") was declared effective by the Securities and Exchange Commission. Following the consummation of an exchange offer, the global note(s) representing the Old Securities will be cancelled.

     2. Issuer and Agent hereby notify you that as of [EFFECTIVE DATE], a shelf registration with respect to [DESCRIPTION AND CUSIP NUMBER OF NEW SECURITIES] (the "New Securities") was declared effective by the Securities and Exchange Commission.

     Issuer and Agent agree that, with the exception of the Representations for the Rule 144A Securities [and the Regulation S Securities], the Letter of Representations shall remain in full force and effect with respect to the New Securities.


                                   Very truly yours,
                                   [NAME OF ISSUER]


                                   By:
                                      --------------------------------------
                                         [Authorized Officer's Signature]


                                   [NAME OF AGENT]

                                   By:
                                      --------------------------------------
                                         [Authorized Officer's Signature]